UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 23, 2009
NACCO INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-9172	34-1505819

(Commission File Number)	(IRS Employer Identification Number)

5875 Landerbrook Drive, Cleveland, OH	44124-4017

(Address of Principal Executive Offices)	(Zip Code)
(440) 449-9600

(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     NACCO Materials Handling Group, Inc. (“NMHG”), a wholly-owned subsidiary of NACCO Industries, Inc. (the “Company”), has been reviewing ways to strengthen its Hyster® and Yale® dealer structure in North America. As a result of this review, NMHG has adjusted its current policy to permit common ownership of dealers for its two brands, Hyster® and Yale®, in defined North American territories, under controlled conditions.
     The information in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing, nor shall it be deemed an admission as to the materiality of such information.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NACCO INDUSTRIES, INC.
By:	/s/ Charles A. Bittenbender
	Name:	Charles A. Bittenbender
	Title:	Vice President, General Counsel and Secretary

Date: July 23, 2009